                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) June 29, 2005
                                                          ------------------

                     Merrill Lynch Mortgage Investors, Inc.
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                             333-116820-04          13-3416059
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)           Identification No.)

4 World Financial Center, 10th Floor
250 Vesey Street, New York, New York                             10080
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code  (212) 449-1000
                                                    ------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

         On June 29, 2005, a pooling and servicing agreement dated as of June 1,
2005 (the "Pooling and Servicing Agreement"), was entered into by and among
Merrill Lynch Mortgage Investors, Inc., as depositor (the "Registrant"), Midland
Loan Services, Inc., as master servicer and as special servicer and Wells Fargo
Bank, N.A., as trustee. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled Merrill Lynch
Mortgage Trust 2005-MCP1 (the "Merrill Lynch Mortgage Trust 2005-MCP1"),
Commercial Mortgage Pass-Through Certificates, Series 2005-MCP1 (the
"Certificates"). Certain classes of the Certificates, designated as Class A-1,
Class A-2, Class A-3, Class A-SB, Class A-4, Class A-1A, Class AM, Class AJ,
Class B, Class C, Class D and Class XP (collectively, the "Publicly-Offered
Certificates") were registered under the Registrant's registration statement on
Form S-3 (Registration No. 333-116820). The Publicly-Offered Certificates were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"),
Countrywide Securities Corporation, PNC Capital Markets, Inc. and Wachovia
Capital Markets, LLC (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of June 21, 2005 (the "Underwriting Agreement"), between the Registrant and Merrill Lynch for itself and as representative of the other Underwriters. Certain of the mortgage loans backing the Publicly-Offered
Certificates (the "MLML Mortgage Loans") were acquired by the Registrant from
Merrill Lynch Mortgage Lending, Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of June 21, 2005 (the "MLML Mortgage Loan
Purchase Agreement"). Certain other of the mortgage loans backing the
Publicly-Offered Certificates (the "Countrywide Mortgage Loans") were acquired by the Registrant from Countrywide Commercial Real Estate Finance, Inc.
("Countrywide") as seller pursuant to a mortgage loan purchase agreement dated as of June 21, 2005 (the "Countrywide Mortgage Loan Purchase Agreement"). The
remaining mortgage loans backing the Publicly-Offered Certificates (the "PNC
Bank Mortgage Loans"; the MLML Mortgage Loans, the Countrywide Mortgage Loans
and the PNC Bank Mortgage Loans, collectively, the "Mortgage Loans") were acquired by the Registrant from PNC Bank, National Association ("PNC Bank") as seller pursuant to a mortgage loan purchase agreement dated as of June 21, 2005
(the "PNC Bank Mortgage Loan Purchase Agreement"; the MLML Mortgage Loan
Purchase Agreement, the Countrywide Mortgage Loan Purchase Agreement and the PNC
Bank Mortgage Loan Purchase Agreement, collectively, the "Mortgage Loan Purchase
Agreements").

         Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller--MLML, Countrywide or PNC Bank, as the case may be -- to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

         Certain of the terms and conditions of the Pooling and Servicing
Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements
have been described in a filing previously made on June 28, 2005 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the
Securities Act of 1933, as amended, under the Registrant's Form S-3 registration statement number 333-116820-04, for the Merrill Lynch Mortgage Trust

                                       2

2005-MCP1, and the description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing
Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements
will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the Merrill Lynch Mortgage Trust 2005-MCP1.

                                       3

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  June 30, 2005

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                          By:   /s/ David M. Rodgers
                                              --------------------------------
                                              Name: David M. Rodgers
                                              Title: Executive Vice President,
                                                     Chief Officer in Charge
                                                     of Commercial Mortgage
                                                     Securitization

                                       4